UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 18, 2013

COMMONWEALTH REIT

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-9317	04-6558834
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

(617) 332-3990

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2b)

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Item 8.01 Other Events.

Corvex/Related Maryland Shareholder Litigation

In connection with the previously disclosed complaint filed by Corvex Management LP and Related Fund Management LLC (together, “Corvex/Related”) in the Circuit Court for Baltimore City, State of Maryland, titled Corvex Management LP, et al., v. CommonWealth REIT, et al., Case No. 24-C-13-001111, or the “Corvex/Related Maryland Action”, on March 13, 2013, Corvex/Related filed a Petition to Stay Arbitration and an Emergency Motion for Temporary Stay of Arbitration Proceedings and Request for Emergency Hearing in the Corvex/Related Maryland Action.  On March 18, 2013, following a hearing on the motion, the court issued an order denying the emergency motion and allowing the selection of arbitrators to proceed.

A copy of the Court’s order denying the emergency motion is attached as Exhibit 99.1 hereto and incorporated herein by reference.

CommonWealth REIT (“CWH” or the “Company”) has made a filing with the SEC of a preliminary Consent Revocation Statement and an accompanying preliminary Consent Revocation Card to be used to solicit revocations of written consents in connection with the solicitation of written consents by Corvex and Related from shareholders of CWH.  Promptly after filing its definitive Consent Revocation Statement with the SEC, CWH will mail the definitive Consent Revocation Statement and a BLUE Consent Revocation Card to each shareholder entitled to deliver a written consent in connection with the consent solicitation.

The Company, it’s Trustees and certain of its executive officers and RMR and certain of its directors, officers and employees may be deemed to be participants in the solicitation of consent revocations from shareholders in connection with the consent solicitation being conducted by Corvex Management LP and Related Fund Management, LLC (the “Consent Solicitation”). On March 18, 2013, the Company filed a preliminary consent revocation statement with the SEC in response to the Consent Solicitation. The Company will furnish a definitive consent revocation statement to its shareholders, together with a BLUE consent revocation card when available. SHAREHOLDERS ARE URGED TO READ THE CONSENT REVOCATION STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Additional information regarding the identity of these potential participants and their direct or indirect interests, by share holdings or otherwise, is set forth in the preliminary consent revocation statement and other materials to be filed with the SEC in connection with the Consent Solicitation.

Shareholders will be able to obtain, free of charge, copies of the consent revocation statement and any other documents to be filed by the Company with the SEC in connection with the Consent Solicitation at the SEC’s website (http://www.sec.gov), at the Company’s website (http://www.cwhreit.com) or by requesting materials from the firm assisting the Company in the solicitation of consent revocations, Innisfree M&A Incorporated, toll-free at 877-750-5836.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON THE COMPANY’S PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR FOR VARIOUS REASONS, INCLUDING SOME REASONS WHICH ARE BEYOND THE COMPANY’S CONTROL.  FOR EXAMPLE:

•                  THIS CURRENT REPORT STATES THAT THE EMERGENCY MOTION IN THE CORVEX/RELATED MARYLAND ACTION HAS BEEN DENIED.  AN IMPLICATION OF THIS STATEMENT MAY BE THAT THE COURT PROCEEDING HAS BEEN COMPLETED, OR THAT THE COMPANY WILL PREVAIL IN THIS LITIGATION.  THE COMPANY CAN PROVIDE NO ASSURANCE REGARDING THE FINAL OUTCOME OF THIS LITIGATION.  LITIGATION CAN SOMETIMES PRODUCE UNEXPECTED RESULTS AND COULD BE COSTLY AND COULD DIVERT THE TIME AND ATTENTION OF THE COMPANY’S MANAGEMENT FROM THE OPERATIONS OF ITS BUSINESS

FOR THESE REASONS, AMONG OTHERS, INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

Item 9.01         Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
99.1	Order Denying Emergency Temporary Stay of Arbitration Proceedings

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ John C. Popeo
Name:	John C. Popeo
Title:	Treasurer and Chief Financial Officer

Date:  March 19, 2013